                                                               Exhibit 99.(j)(2)

POWER OF ATTORNEY

The undersigned officer of State Street Master Funds (the "Trust") hereby constitutes and appoints Julie Tedesco, Esq., and Jennifer Fromm, Esq., each of them with full powers of substitution, as his true and lawful attorney-in-fact and agent to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, and all other documents, filed by any fund that has or will invest substantially all of its investable assets in a Portfolio of the Trust with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended, and (as applicable) the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust or such funds to comply with such Acts, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 15th day of June, 2000.



SIGNATURE                           TITLE


/s/ James B. Little                 Treasurer
-------------------
James B. Little
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POWER OF ATTORNEY

The undersigned officer of State Street Master Funds (the "Trust") hereby constitutes and appoints Julie Tedesco, Esq., and George Martinez, Esq., each of them with full powers of substitution, as her true and lawful attorney-in-fact and agent to execute in her name and on her behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, and all other documents, filed by any fund that has substantially all of its investable assets invested in a Portfolio of the Trust with the Securities and Exchange Commission (the "SEC"') under the Investment Company Act of 1940, as amended, and (as applicable) the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned hereby ratifies and confirms as her own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. The undersigned hereby revokes any Powers of Attorney previously granted with respect to the Trust concerning the filings and actions described herein.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of the 15th day of June, 2000.



SIGNATURE                           TITLE


/s/ Kathleen Cuocolo                President
--------------------
Kathleen C. Cuocolo
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POWER OF ATTORNEY

Each of the undersigned Trustees of State Street Master Funds (the "Trust") hereby constitutes and appoints Julie Tedesco, Esq., and Jennifer Fromm, Esq., each of them with full powers of substitution, as his or her true and lawful attorney-in-fact and agent to execute in his or her name and on his or her behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, and all other documents, filed by any fund that has substantially all of its investable assets invested in a Portfolio of the Trust with the Securities and Exchange Commission (the "SEC"') under the Investment Company Act of 1940, as amended, and (as applicable) the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and each of the undersigned hereby ratifies and confirms as his or her own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. Each of the undersigned hereby revokes any Powers of Attorney previously granted with respect to the Trust concerning the filings and actions described herein.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 28th day of February, 2000.



SIGNATURE                           TITLE


/s/ William Boyan                   Trustee
---------------------
William Boyan

/s/ Michael Holland                 Trustee
---------------------
Michael Holland

/s/ Douglas Williams                Trustee
---------------------
Douglas Williams

/s/ Rina Spence                     Trustee
---------------------
Rina K. Spence